                                                                  Exhibit 10.22

Rockford Corporation Debenture Ownership
As of December 31, 1998

                                                                                                                    Number of Shares
                                     Debenture Holder                                           Amount               On Conversion
                                     -----------------------------------------------------------------------------------------------
8.5% Debentures:

                                       Carrio Cabling Corporation                               $500,000                     204,761

                                       Nicholas G. Bartol                                      $7,507.50                       3,074

                                       Timothy C. Bartol                                       $7,507.50                       3,074

                                       Ann Farr Bartol                                         $7,507.50                       3,074

                                       Pamela B. Carrio                                        $7,507.50                       3,074

                                       Mary Brigham Paul                                       $7,507.50                       3,074

                                       Rebecca Paul                                            $7,507.50                       3,074

                                       Timothy C. Bartol                                      $20,000.00                       8,190

                                       Nick G. Bartol                                         $39,000.00                      15,971

                                       Renee F. Bartol                                        $10,000.00                       4,095

                                       The J. Goldress Trust,                                 $20,000.00                       8,190
                                           Jerry  E. Goldress, Trustee

                                       Suttle Brothers Investments LLC                        $21,000.00                       8,600

                                       Suttle Brothers Investments LLC                        $31,500.00                      12,900

Rockford Corporation Debenture Ownership
As of December 31, 1998



                                                                                                                    Number of Shares
                                       Debenture Holder                                           Amount               On Conversion
                                     -----------------------------------------------------------------------------------------------


                                       Lee Katz                                                $1,406.25                         575

                                       Richard J. Puricelli                                    $1,406.25                         575

                                       Carole O'Connor                                         $1,406.25                         575

                                       Richard D. Saunders                                     $1,406.25                         575

                                       Craig D. Crisman                                        $1,406.25                         575

                                       Marvin A. Davis                                         $1,406.25                         575

                                       Brian R. Stone                                          $1,406.25                         575

                                       Martin M. Batt                                          $1,406.25                         575

                                       Ronald N. Trout &                                       $4,922.00                       2,015
                                           Jonie Schuster Trout, Community Property

                                       The Principal Financial Group                          $10,000.00                       4,095
                                           IRA, Ronald N. Trout, Owner

                                       The Principal Financial Group                          $15,755.00                       6,452
                                           IRA, Alan R. Zimmerman, Owner

                                       Christopher D. Barnes                                   $2,817.00                       1,153


Rockford Corporation Debenture Ownership
As of December 31, 1998



                                                                                                                    Number of Shares
                                       Debenture Holder                                           Amount               On Conversion
                                     -----------------------------------------------------------------------------------------------

                                       The Principal Financial Group                          $11,056.00                       4,527
                                           IRA, Angie Gitch, Owner

                                       The Principal Financial Group                           $5,000.00                       2,047
                                           IRA, H. Christopher Parvin, Owner

                                       Wayne Harris                                           $82,068.86                      33.609

                                       The Principal Financial Group                          $17,931.14                       7,343
                                           IRA, Wayne Harris, Owner

                                       Christine Trapp                                           $704.00                         288


Rockford Corporation Debenture Ownership
As of December 31, 1998



                                                                                                                    Number of Shares
                                       Debenture Holder                                           Amount               On Conversion
                                      ----------------------------------------------------------------------------------------------

                                       Matthew Clonts                                          $1,760.00                         720

                                       The Principal Financial Group                           $5,000.00                       2,047
                                           IRA, Leslie K. Ferris, Owner

                                       Mark Albers                                             $1,760.00                         720

                                       The Principal Financial Group                           $3,520.00                       1,441
                                           IRA, Mark Albers, Owner

                                       The Principal Financial Group                          $50,000.00                      20,476
                                           IRA - James M. Thomson

                                       The Principal Financial Group                           $7,042.00                       2,883
                                           IRA, - David Boshes, Owner

                                       The Principal Financial Group                          $13,000.00                       5,323
                                           IRA  - David Boshes, Owner

                                       The Principal Financial Group                             $114.00                          47
                                           IRA, Victoria L. Hodson, Owner

                                       The Principal Financial Group                           $4,250.39                       1,740
                                           IRA, David Richards, Owner

                                       Var & Co.,                                             $23,606.00                       9,667
                                        First Trust National Association

                                       Graham Humes                                            $1,225.00                         501

                                       Gordon A. Jr. & Blair B. MacInnes                       $1,531.00                         626

                                       John P. Lloyd &                                         $5,000.00                       2,047
                                            Beverly A Lloyd, Joint Tenants

Rockford Corporation Debenture Ownership
As of December 31, 1998




                                                                                                                    Number of Shares
Group                                  Debenture Holder                                           Amount               On Conversion
                                       ---------------------------------------------------------------------------------------------

                                       John P. Lloyd &                                        $10,000.00                       4,095
                                           John M. Lloyd, Joint Tenants